TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

Large Capitalization Value Portfolio

Supplement dated September 24, 2008 to the Prospectus and Statement of Additional Information dated December 31, 2007

Effective September 30, 2008, Chris Najork will no longer serve as Portfolio Manager to the Small Capitalization Value Portfolio (“Small Cap Value”) and Large Capitalization Value Portfolio (“Large Cap Value”). To reflect this change, as of September 30, 2008 all references to Mr. Najork in the Prospectus and Statement of Additional Information (“SAI”) are deleted.

Effective September 30, 2008, Morley Campbell, CFA will serve as Portfolio Manager on Small Cap Value and Thomas Oliver, CPA will serve as Portfolio Manager on Large Cap Value. To reflect this, the following changes will be incorporated on September 30, 2008:

I.	The section of the Prospectus entitled HOW THE TRUST IS MANAGED – Portfolio Managers –

Small Cap Value Portfolio – NFJ is hereby deleted and replaced with the following:

NFJ. Ben Fischer, CFA, Paul Magnuson, R. Burns McKinney, CFA, and Morley D. Campbell, CFA, manage the portion of the Portfolio advised by NFJ. Mr. Fischer is a founding partner of NFJ Investment Group. He has over 43 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University. Mr. Magnuson is our senior research analyst and a portfolio manager with over 23 years of experience in equity analysis and portfolio management. Prior to joining NFJ Investment Group in 1992, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984. Mr. McKinney has over 12 years of experience in equity research, financial analysis and investment banking. Prior to joining NFJ Investment Group in 2006, Mr. McKinney was an equity analyst covering the energy sector for Evergreen Investments in Boston. He began his career as an investment banking analyst at Alex Brown & Sons in 1996. Prior to attending business school, he served as a Vice President in equity research at Merrill Lynch in New York, and also worked as an equity analyst at Morgan Stanley. Mr. McKinney received his BA in Economics from Dartmouth College in 1996 and his MBA from the Wharton School of Business in 2003. Mr. Campbell has over four years of experience in investment and financial analysis. Prior to joining NFJ Investment Group in 2007, Mr. Campbell attended Harvard Business School, where he received an MBA. Before business school, Mr. Campbell worked as an investment banking analyst for Lazard and Merrill Lynch. He received his BBA degree in Finance from the University of Texas in 2003.

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II.	The section of the Prospectus entitled HOW THE TRUST IS MANAGED – Portfolio Managers –

Large Cap Value Portfolio – NFJ is hereby deleted and replaced with the following:

NFJ. Ben Fischer, CFA, Paul Magnuson, Jeffrey S. Partenheimer, CFA, CPA, and Thomas Oliver, CPA, manage the portion of the Portfolio advised by NFJ. Mr. Fischer is a founding partner of NFJ Investment Group. He has over 43 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University. Mr. Magnuson is our senior research analyst and a portfolio manager with over 23 years of experience in equity analysis and portfolio management. Prior to joining NFJ Investment Group in 1992, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984. Mr. Partenheimer has over 22 years of experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ Investment Group in 1999, he spent 10 years in commercial banking and 4 years as a treasury director for a major telecommunications equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. Mr. Partenheimer received his BBA (Accounting) in 1982 from the University of Texas and his MSBA (Finance) from Texas Tech University in 1985. Mr. Oliver has over 13 years of experience in accounting, reporting, financial analysis, and portfolio management. Prior to joining NFJ Investment Group in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touche in 1995. Mr. Oliver received his BBA and MBA degrees from the University of Texas in 1995 and 2005, respectively.

III.	The NFJ (Large Cap Value Portfolio) and NFJ (Small Cap Value Portfolio) rows in the Portfolio

Manager Starting Service Dates table in the Prospectus under the heading HOW THE TRUST IS MANAGED – Portfolio Managers are hereby deleted and replaced with the following:

Portfolio Manager Starting Service Dates
Subadviser	Portfolio Manager	Service Date
NFJ (Large Cap Value Portfolio)	Ben Fischer, CFA	December 2005
	Paul Magnuson	December 2005
	Jeffrey S. Partenheimer	April 2007
	Thomas Oliver, CPA	September 2008
NFJ (Small Cap Value Portfolio)	Ben Fischer, CFA	February 2005
	Paul Magnuson	October 2003
	R. Burns McKinney	November 2006
	Morley Campbell, CFA	September 2008

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IV.       The following information is hereby added to the Large Capitalization Value table in the SAI under the heading Management and Advisory Arrangements:

Large Capitalization Value
Subadviser	Portfolio Managers	Registered Investment Companies ($ in millions)	Other Pooled Investment Vehicles ($ in millions)	Other Accounts ($ in millions)	Ownership of Fund Securities
NFJ Investment Group, L.P.	Thomas Oliver, CPA*	8/$11,483 million	2/$14.290 million	44/$14.364 million	$500,000 - $1,000,000

*Current as of August 31, 2008

V.        The following information is hereby added to the Small Capitalization Value table in the SAI under the heading Management and Advisory Arrangements:

Small Capitalization Value
Subadviser	Portfolio Managers	Registered Investment Companies ($ in millions)	Other Pooled Investment Vehicles ($ in millions)	Other Accounts ($ in millions)	Ownership of Fund Securities
NFJ Investment Group, L.P.	Morley Campbell, CFA*	-	-	-	$0 - $50,000

*Current as of August 31, 2008

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